Exhibit 10.8

MASTER REAFFIRMATION AGREEMENT

This MASTER REAFFIRMATION AGREEMENT (this “Agreement”) is made as of this 23rd day of September, 2011, by and among ZOE’S KITCHEN USA, LLC, a Delaware limited liability company (“Borrower”), each of the other Credit Parties signatory hereto (together with Borrower, each an “Obligor” and collectively the “Obligors”) and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (“Agent”) for the Lenders party to the Amended and Restated Credit Agreement described below and all other Secured Parties.  All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement.

W I T N E S S E T H:

A.                                    The Borrower, certain Obligors, Agent and certain Lenders have entered into that certain Loan Agreement (Revolving Line of Credit) dated as of December 14, 2007 (as amended, restated, supplemented, or otherwise modified through but not including the date hereof, the “Initial Credit Agreement”), pursuant to which the Lenders made loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein.

B.                                    The Obligors, Agent and the Lenders party thereto have agreed to amend and restate the Initial Credit Agreement in its entirety, without constituting a novation, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”) by and among Agent, the Lenders, the Borrower and the other Obligors party thereto.

C.                                    The Obligors have previously reviewed, consented to and executed various agreements, documents and instruments in connection with the Initial Credit Agreement including, without limitation, those agreements, documents and instruments described on Exhibit A hereto (collectively, the “Existing Collateral Documents”) and copies of which are attached hereto as Exhibit B.

D.                                    Each Obligor shall derive both direct and indirect benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to the provisions of the Amended and Restated Credit Agreement.

E.                                     One of the conditions precedent to Agent and the Lenders entering into the Amended and Restated Credit Agreement is that each Obligor execute and deliver this Agreement to acknowledge and agree that the Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations and all other obligations, liabilities and indebtedness (collectively, the “Liabilities”) of the Obligors under the Amended and Restated Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1.                                      References Contained in the Existing Collateral Documents.  All references in the Existing Collateral Documents to the “Obligations” or any other obligations, liabilities or indebtedness of the Obligors owing from time to time and at any time to Agent and the Lenders shall be deemed to refer to, without limitation, the “Obligations” of the Credit Parties under, pursuant to and as defined in the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Credit Agreement” shall be deemed to refer to the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Loan Documents” shall be deemed to refer to and include, without limitation, the “Loan Documents” as defined in the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Borrower” or “Credit Parties” shall be deemed to refer to the “Borrower” or “Credit Parties” under, pursuant to and as defined in the Amended and Restated Credit Agreement.

2.                                      Reaffirmation.  In connection with the execution and delivery of the Amended and Restated Credit Agreement, each Obligor, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Person grants Liens or security interests in its Property or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Existing Collateral Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of such Existing Collateral Documents, as amended hereby, to which it is a party, and (ii) to the extent such Person granted Liens on or security interests in any of its Property pursuant to any such Existing Collateral Document as security for the Liabilities of such Person under or with respect to the Existing Collateral Documents or any of the other Loan Documents, ratifies and reaffirms such grant of security and confirms and agrees that such Liens and security interests hereafter secure all of the Liabilities of such Person and the other Obligors, as applicable, under the Existing Collateral Documents, as amended hereby, in each case including, without limitation, all additional obligations, indebtedness and liabilities resulting from the Amended and Restated Credit Agreement, and as if each reference in such Existing Collateral Documents, as amended hereby, to the obligations, indebtedness and liabilities secured thereby are construed hereafter to mean and refer to such obligations, indebtedness and liabilities under the Amended and Restated Credit Agreement and the other Loan Documents, including, without limitation, the Existing Collateral Documents, as amended hereby.

Each Obligor acknowledges receipt of a copy of the Amended and Restated Credit Agreement and the Loan Documents executed and delivered in connection therewith and acknowledges that each of the Existing Collateral Documents, as amended hereby, remains in full force and effect and hereby is ratified and confirmed.  The execution and delivery of this Agreement, and the performance of the Obligors’ obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of the Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Existing Collateral Documents, or (iii) constitute a novation of any of the Liabilities or other obligations under the Initial Credit Agreement or the Loan Documents

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(including, without limitation, the Existing Collateral Documents).  Each Obligor agrees that this Agreement constitutes a “Loan Document” under the Amended and Restated Credit Agreement.

3.                                      Representations and Warranties.  (a)  Each Obligor hereby confirms to the Agent that the representations and warranties set forth in the Existing Collateral Documents, as amended by this Agreement, made by such Obligor are true and correct in all respects as of the date hereof and shall be deemed to be remade as of the date hereof.  Each Obligor hereby represents and warrants to the Agent that: (i) such Person has the corporate, limited liability company or limited partnership (as applicable) power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable upon such Person in accordance with its terms; (iii) the execution and delivery of this Agreement do not and shall not (A) contravene the terms of any of such Person’s Organization Documents, (B) conflict with or result in any material breach or contravention of any document (1) evidencing any Contractual Obligation to which such Person is a party or (2) binding upon or applicable to all or any portion of such Person’s Property, or (C) violate any Requirement of Law or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject except where such violation, individually or in the aggregate, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (iv) no “Default” or “Event of Default” exists.

(b)                                 In connection herewith, the parties hereto desire to amend and restate the schedules to that certain Guaranty and Security Agreement dated as of December 14, 2007 among the Obligors and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Security Agreement”) in their entirety without constituting a novation.  Obligors hereby represent and warrant to Agent that such schedules to the Existing Security Agreement attached hereto as Exhibit C are true, correct and complete in all respects as of the date hereof.

4.                                      No Further Amendments; Ratification of Liability; Effect.  Except as amended hereby, each of the Existing Collateral Documents shall remain in full force and effect in accordance with their respective terms.  Each Obligor hereby ratifies and confirms its liabilities, obligations and agreements under the Existing Collateral Documents, all as amended by this Agreement, and acknowledges that (i) the Obligors have no defenses, claims or set-offs to the enforcement by the Agent of such liabilities, obligations and agreements, and (ii) the Agent does not waive, diminish or limit any term, condition or covenant contained in the Existing Collateral Documents.

5.                                      Successors and Assigns.  This Agreement shall be binding upon each Obligor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns; all references herein to the Obligors shall be deemed to include their respective successors and assigns.  The successors and assigns of such Persons shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

6.                                      Definitions.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

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7.                                      Governing Law.  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT.

8.                                      Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9.                                      Merger.  This Agreement represents the final agreement of each Obligor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between any of the Obligors and the Agent.

10.                               Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11.                               Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

12.                               Further Assurances.  Each Obligor hereby agrees from time to time, as and when requested by the Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements or in lieu financing statements), and to take or cause to be taken such further or other action as the Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Amended and Restated Credit Agreement and the Loan Documents, as amended hereby.

13.                               Release.  Each Obligor, on its own behalf and on behalf of its representatives, partners, agents, employees, servants, officers, directors, shareholders, subsidiaries, affiliated and related companies, successors and assigns (collectively, the “Obligor Group”), hereby releases and forever discharges the Agent, the Lenders, and their respective officers, directors, subsidiaries, affiliated and related companies, agents, servants, employees, shareholders, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (collectively, the “Lender Indemnified Group”), of and from all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands of whatsoever kind or nature, in law or in equity, whether known or unknown, concealed or hidden, foreseen or unforeseen, contingent or actual, liquidated or unliquidated, arising out of or relating to the

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Initial Credit Agreement or any of the agreements, documents and instruments executed and delivered in connection therewith or any related matter, cause or thing or any transaction contemplated thereby, that any of the Obligor Group, jointly or severally, has had, now has or hereafter can, shall or may have against the Lender Indemnified Group, or any member thereof, directly or indirectly, through the date hereof.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

OBLIGORS:

ZOE’S KITCHEN USA LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S KITCHEN, INC., a Delaware corporation

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

SOHO FRANCHISING, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S ARIZONA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S COLORADO, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S FLORIDA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Master Reaffirmation

ZOE’S KITCHEN HOLDING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S LOUISIANA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S MARYLAND, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S RESTAURANTS NASHVILLE, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S NORTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S OKLAHOMA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Master Reaffirmation

ZOE’S RESTAURANTS, L.L.C, an Alabama limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S SOUTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S TEXAS, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS BEVERAGES, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS MANAGEMENT, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Master Reaffirmation

ZOE’S VIRGINIA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Master Reaffirmation

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Title:	Duly Authorized Signatory

Master Reaffirmation

EXHIBIT A

Existing Collateral Documents

All capitalized terms used but not elsewhere defined in this Exhibit A shall have the respective meanings ascribed to such terms in the foregoing Agreement.  Each of the following agreements, documents and instruments shall be deemed to include any and all amendments, modifications, supplements and restatements thereof.

1.              Guaranty and Security Agreement dated as of December 14, 2007 among Agent, Borrower, Zoe’s Kitchen, Inc., a Delaware corporation, Zoe’s Kitchen Holding Company, LLC, a Delaware limited liability company; Zoe’s Texas, LLC, a Delaware limited liability company; Zoe’s Florida, LLC, a Delaware limited liability company, Zoe’s Louisiana, LLC, a Delaware limited liability company, Zoe’s Arizona, LLC, a Delaware limited liability company, Zoe’s Restaurants, L.L.C., an Alabama limited liability company, Zoe’s Restaurants Nashville, LLC, a Delaware limited liability company and Zoe’s Tuscaloosa, LLC, an Alabama limited liability company.

2.              Joinder Agreement dated October 7, 2008 among Zoe’s North Carolina, LLC, a Delaware limited liability company, Zoe’s South Carolina, LLC, a Delaware limited liability company; Zoe’s Virginia, LLC, a Delaware limited liability company, Zoe’s Maryland, LLC, a Delaware limited liability company, Zoe’s Colorado, LLC, a Delaware limited liability company and Agent.

3.              Joinder Agreement dated July 10, 2008 between Soho Franchising, LLC, a Delaware limited liability company and Agent.

4.              Pledge Amendment dated as of December 14, 2007 by Zoe’s Kitchen, Inc., a Delaware corporation, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith

5.              Pledge Amendment dated as of December 14, 2007 by Borrower, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith.

6.              Pledge Amendment dated as of December 14, 2007 by Zoe’s Restaurants, L.L.C., an Alabama limited liability company, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith.

7.              Pledge Amendment dated as of October 7, 2008 by Borrower, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith.

8.              Pledge Amendment dated July 23, 2009 by Zoe’s Texas, LLC, a Delaware Limited liability company, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith.

9.              Pledge Amendment dated July 23, 2009 by ZK Texas Management, LLC, a Texas Limited liability company, together with any stock powers, assignment separate from certificates and irrevocable proxies executed in connection therewith.

10.       Trademark and Intellectual Property License Agreement dated as of December 14, 2007 between Borrower and Agent.

11.       Landlord Lien Subordination dated as of August 6, 2009 by and between Woodmont Plan, L.P., a Texas limited partnership and Agent.

12.       Landlord Lien Subordination dated as of July 10, 2009 by and between Midtown Redevelopment Partners, LLC, a North Carolina limited liability company and Agent.

13.       Landlord Lien Subordination Agreement dated as of December 31, 2010 by and between Jones Lang LaSalle Americas, Inc. and Agent.

14.       Blocked Account Agreement dated as of January 15, 2008 among Compass Bank, Borrower and Agent.

EXHIBIT B

Copies of Existing Collateral Documents

Attached

GUARANTY AND SECURITY AGREEMENT

Dated as of December 14, 2007

among

ZOE’S KITCHEN USA, LLC.

and

Each Grantor
From Time to Time Party Hereto

and

GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender

Contract No.: 1427001

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TABLE OF CONTENTS

ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment
Annex 2	Form of Joiner Agreement
Annex 3	Form of Intellectual Property Security

Schedule 1	Commercial Tort Claims
Schedule 2	Filings
Schedule 3	Jurisdiction of Organization; Chief Executive Office
Schedule 4	Location of Inventory and Equipment
Schedule 5	Pledged Collateral
Schedule 6	Intellectual Property

GUARANTY AND SECURITY AGREEMENT, dated as of December 14, 2007, by Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”), and each of the other entities listed on the signature pages hereof (together with the Borrower, the “Grantors”), in favor of General Electric Capital Corporation (“Lender”), as Lender.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of December 14, 2007 (as the same may be modified from time to time, the “Credit Agreement”), by the Borrower and Lender, the Lender has agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has agreed to guaranty the Obligations (as defined in the Credit Agreement) of the Borrower;

WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lender to make extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Lender;

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to make extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Lender as follows:

ARTICLE I

DEFINED TERMS

Section 1.1                                    Definitions.

(a)                                 Capital terms used herein without definition are used as defined in the Credit Agreement.

(b)                                 The following terms have the meanings given to .them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “account debtor”, “as-extracted collateral”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit account”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-insurance receivable”, “instruments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”.

(c)                                  The following terms shall have the following meanings:

(d)                                 “Agreement” means this Guaranty and Security Agreement.

“Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

“Cash Collateral Account” means a deposit account or securities account in the name of a Grantor and subject, in each instance, to a Control Agreement.

“Charges” means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, customs or other duties, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) the ownership or use of any assets by any Credit Party or (e) any other aspect of any Credit Party’s business.

“Collateral” has the meaning specified in Section 3.1.

“Constituent Documents” means, with respect to any Person, collectively and, in each case, together with any modification of any term thereof, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation of such Person, (b) the bylaws, operating agreement or joint venture agreement of such Person, (c) any other constitutive, organizational or governing document of such Person, whether or not equivalent and (d) any other document setting forth the manner of election or duties of the directors, officers or managing members of such Person or the designation, amount or relative rights, limitations and preferences of any Stock of such Person.

“Excluded Equity” means any voting stock in excess of 66% of the outstanding voting stock of any Excluded Foreign Subsidiary.  For purposes of this definition “voting stock”

means, with respect to any issuer, the issued and outstanding shares of each class of Stock of such Issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)).

“Excluded Property” means, collectively, (1) any permit or license or any Contractual Obligation entered into by any Grantor (A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien on any right, title or interest in such permit, license or Contractual Agreement or any Stock or Stock Equivalent related thereto or (B) to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law, (ii) fixed or capital assets owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the Contractual Obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such equipment, (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); and (iv) Excluded Equity; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

“Guaranteed Obligations” has the meaning set forth in Section 2.1.

“Guarantor” means each Grantor other than the Borrower.

“Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement.

“Material Intellectual Property” means Intellectual Property that is owned by a Grantor and material to the conduct of any Grantor’s business.

“Permit” means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Permitted Lien” means Permitted Exceptions as defined in the Credit Agreement.

“Pledged Certificated Stock” means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including, without limitation, all Stock and Stock Equivalents listed on Schedule 5.  Pledged Certificated Stock excludes any Excluded Property.

“Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness owed to such Grantor or other obligations, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, exceeding $50,000 in the aggregate including all Indebtedness described on Schedule S (as such schedule may be amended or supplemented from time to time in accordance with the terms of this Agreement), issued by the obligors named therein. Pledged Debt Instruments excludes instruments evidencing any Indebtedness owed to such Grantor arising in the ordinary course of business of such Grantor.

“Pledged Investment Property” means any investment property of any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock.

“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Grantor in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including, without limitation, in each case those interests set forth on Schedule 5, to the extent such interests are not certificated. Pledged Uncertificated Stock excludes any Excluded Property.

“Purchase Money Indebtedness” means (a) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset (including Capital Leases), (b) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset (including Capital Leases) and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

“Purchase Money Lien” means any Lien upon any fixed assets that secure the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien (and the proceeds thereof) and only if such Lien secures only such Purchase Money Indebtedness.

“Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security.

“Sell” means, with respect to any property, to sell, convey, transfer, assign, license, lease or otherwise dispose of, any interest therein or to permit any Person to acquire any such interest, including, in each case, through a sale and leaseback transaction or through a sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable.  Conjugated forms thereof and the noun “Sale” have correlative meanings.

“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.

“Stock Equivalents” means all Securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

“UCC’ means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Requirement of Law, any of the attachment, perfection or priority of the Lender’s or any other Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2                                    Certain Other Terms.  (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The terms “herein”, “hereof’ and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement.  References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in this Agreement.  Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof.

(b)                                 Article 8 of the Credit Agreement is applicable to this Agreement as and to the extent set forth therein.

ARTICLE II

GUARANTY

Section 2.1                                    Guaranty.  To induce the Lender to make the Loan, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Obligations of the Borrower whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.

Section 2.2                                    Limitation of Guaranty.  Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Subsidiary Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.

Section 2.3                                    Contribution.  To the extent that any Subsidiary Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Loans and other Obligations and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Subsidiary Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors on such date, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Subsidiary Guarantors on such date.

Section 2.4                                    Authorization; Other Agreements.  The Lender is hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:

(a)                                 subject to the terms of the Credit Agreement, (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;

(b)                                 apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in the Loan Documents;

(c)                                  refund at any time any payment received by Lender in respect of any Guaranteed Obligation;

(d)                                 (i) Sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or otherwise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Borrower and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and

(e)                                  settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.

Section 2.5                                    Guaranty Absolute and Unconditional.  Each Guarantor hereby waives, to the extent not prohibited by applicable law, and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Lender), other than payment in full of the Guaranteed Obligations (other than contingent obligations to the extent no claim giving rise thereto has been asserted):

(a)                                 the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;

(b)                                 the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;

(c)                                  the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;

(d)                                 any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;

(e)                                  any foreclosure, whether or not through judicial sale, and any other Sale of any Collateral or any election following the occurrence of an Event of Default by Lender to proceed separately against any Collateral in accordance with Lender’s rights under any applicable Requirement of Law; or

(f)                                   any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries.

Section 2.6                                    Waivers.  Each Guarantor hereby unconditionally and irrevocably waives, to the extent not prohibited by applicable law, and agrees not to assert, until the Guaranteed Obligations (other than contingent indemnification obligations) shall have been paid in full, any claim, defense (other than defense of payment), setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable, (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor, and (e) the benefits of any statutory or common law provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed, against any Person obligated for the payment of the Guaranteed Obligations, after any foreclosure or trustee’s sale of any collateral securing payment of the Guaranteed Obligations, including the benefits, if any, of Arizona Revised Statutes Section 33-814. Each Guarantor further unconditionally and irrevocably agrees, until the Guaranteed Obligations (other than contingent indemnification obligations) shall have been paid in full, not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder, (y) assert any claim, defense, setoff or counterclaim it may have against any other Credit Party or set off any of its obligations to such other Credit Party against obligations of such Credit Party to such Guarantor, or (z) assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Arizona Revised Statutes Sections 12-1641, 121642,44-141, 44-142 or 47-3605, or Arizona Rules of Civil Procedure Rule 17(f), or any other applicable statutes, rules or common law principles or provisions which might operate to limit Guarantor’s liability under, or the enforcement of, this Guaranty. No obligation of any Guarantor hereunder shall be discharged other than by complete performance.

Section 2.7                                    Reliance.  Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that Lender shall have no duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, Lender shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.

ARTICLE III

GRANT OF SECURITY INTEREST

Section 3.1                                    Collateral.  For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a)                                 all accounts, chattel paper, deposit accounts, documents (as defined in the UCC), equipment, general intangibles, instruments, inventory, investment property and any supporting obligations related thereto;

(b)                                 the commercial tort claims- described on Schedule 1 and on any supplement thereto received by the Lender pursuant to Section 5.9;

(c)                                  all books and records pertaining to the other property described in this Section 3.1;

(d)                                 all property of such Grantor held by Lender, including all property of every description, in the custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash;

(e)                                  all other goods (including but not limited to fixtures) and personal property of such Grantor, whether tangible or intangible and wherever located; and

(f)                                   to the extent not otherwise included, all proceeds of the foregoing;

provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

Section 3.2                                    Grant of Security Interest in Collateral.  Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Lender, and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into the Loan Documents, each Grantor hereby represents and warrants each of the following to the Lender and the other Secured Parties:

Section 4.1                                    Title; No Other Liens.  Except for the Lien granted to the Lender pursuant to this Agreement and other Permitted Liens under any Loan Document (including Section 4.2), such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 4.2                                    Perfection and Priority.  Unless otherwise permitted herein, the security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest under applicable law in favor of the Lender in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Lender in completed and duly authorized form), (ii) with respect to any deposit account, the execution of Control Agreements as and to the extent required under the Credit Agreement, (iii) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the Applicable IP Office, (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a Contractual Obligation granting control to the Lender over such letter-of-credit rights, (v) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Lender over such electronic chattel paper and (vi) in the case of Vehicles, the actions required under Section 5.1(e). Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over the Lender’s Lien by operation of law or unless otherwise permitted by any Loan Document upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the Lender of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Lender or in blank, (ii) in the case of all Pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to the Lender of such instruments and tangible chattel paper. Except as set forth in this Section 4.2, all actions by each Grantor necessary or desirable to protect and perfect the Lien granted hereunder on the Collateral have been duly taken.

Section 4.3                                    Jurisdiction of Organization; Chief Executive Office.  Such Grantor’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 3.

Section 4.4                                    Locations of Inventory, Equipment and Books and Records.  On the date hereof, such Grantor’s inventory and equipment (other than inventory or equipment in transit or located with customers or vendors of such Guarantor) and books and records concerning the Collateral are kept at the locations listed on Schedule 4 unless, within 30 days thereafter, such Grantor shall have given the Lender written notice describing such new location and providing such other information in connection therewith as the Lender may reasonably request.

Section 4.5                                    Pledged Collateral.  (a)  The Pledged Stock pledged by such Grantor hereunder (a) is listed on Schedule 5 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 5, (b) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships) and (c) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally, and general principles of equity.

(b)                                 As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates has been delivered to the Lender in accordance with Section 5.3(a).

(c)                                  Upon the occurrence and during the continuance of an Event of Default, and upon five (5) Business Days’ prior written notice to the applicable Grantor of its intent to exercise its rights under this Section 4.5, the Lender shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as such Grantor and, upon the transfer of the entire interest of such Grantor, such Grantor shall, by operation of law, cease to be a holder of such Pledged Stock.

Section 4.6                                    Instruments and Tangible Chattel Paper Formerly Accounts.  No amount payable to such Grantor under or in connection with any account having an aggregate value in excess of $50,000 is evidenced by any instrument or tangible chattel paper that has not been delivered to the Lender, properly endorsed for transfer, to the extent delivery is required by Section 5.6(a).

Section 4.7                                    Intellectual Property.  (a) Schedule 6 sets forth a true and complete list of the following Intellectual Property such Grantor owns: (i) Intellectual Property that is registered or subject to applications for registration, and (ii) Internet Domain Names and including for each of the foregoing items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or in which an application for registration has been filed, and (4) as applicable, the registration or application number and registration or application date.

(b)                                 Except as set forth on Schedule 6 or except where it would not reasonably be expected to result in a Material Adverse Effect, on the Closing Date, (i) to the knowledge of such Grantor, all registrations of Material Intellectual Property owned by such Grantor are valid, (ii) the consummation of the transactions contemplated by the Loan Documents shall not limit or impair the ownership, use, validity or enforceability of, or any rights of such Grantor in, any Material Intellectual Property (other than the terms or provisions of the Loan Documents themselves), (iii) there are no pending (or, to the knowledge of such Grantor, threatened) actions, suits, proceedings, claims, demands, or disputes received by the Grantor in writing challenging the ownership, use, validity, enforceability of, or such Grantor’s rights in, any Material Intellectual Property of such Grantor, and (iv) to the knowledge of such Grantor, no Person is infringing, misappropriating, diluting, violating or otherwise impairing any Material Intellectual Property of such Grantor.

Section 4.8                                    Commercial Tort Claims.  The only commercial tort claims of any Grantor having a principal aggregate amount in excess of $50,000 and existing on the date hereof are those listed on Schedule 1, which sets forth such information separately for each Grantor.

Section 4.9                                    Specific Collateral.  None of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

Section 4.10                             Enforcement.  Except as set forth in Section 4.5 herein, or as would not reasonably be expected to result in a Material Adverse Effect, no Permit, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Lender of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally or any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral.

Section 4.11                             Representations and Warranties of the Credit Agreement.  The representations and warranties as to such Grantor and its Subsidiaries made by the Borrower in Article 3 (Representations and Warranties) of the Credit Agreement are true and correct in all material respects on each date as required by Article 3 of the Credit Agreement.

ARTICLE V

COVENANTS

Each Grantor agrees with the Lender to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Lender otherwise consents in writing:

Section 5.1                                    Maintenance of Perfected Security Interest; Further Documentation and Consents.  (a)  Generally.  Such Grantor shall (i) not use or permit any Collateral to be used unlawfully or in violation of any Loan Document or any Requirement of Law, except where it would not reasonably be expected to result in a Material Adverse Effect, (ii) not use or permit any Collateral to be used in violation of any insurance covering the Collateral, except if it would not be reasonably expected to have a Material Adverse Effect, and (iii) not enter into any Contractual Obligation or undertaking restricting the right or ability of such Grantor or the Lender to Sell any Collateral if such restriction would reasonably be expected to have a Material Adverse Effect.

(b)                                 Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest under applicable state or U.S. federal law having at least the priority described in Section 4.2 and shall defend such security interest and such priority against the claims and demands of all Persons.

(c)                                  Such Grantor shall furnish to the Lender from time to time updated schedules to this Agreement further identifying and describing the Collateral and such other documents in connection with the Collateral as the Lender may reasonably request (but in no event more often than once per six-month period), all in reasonable detail and in form and substance reasonably satisfactory to the Lender.

(d)                                 At any time and from time to time, upon the reasonable written request of the Lender, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as the Lender may reasonably request, including (A) using its commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Lender of any Contractual Obligation, including any IP License, held by such Grantor and to enforce the security interests granted hereunder and (B) executing and delivering any Control Agreements with respect to deposit accounts and securities accounts, with an individual average weekly balance in excess of $25,000, but in any event excluding accounts dedicated solely for tax, benefit and payroll purposes:

Section 5.2                                    Changes in Locations, Name, Etc.  Except upon 20 days’ prior written notice to the Lender and delivery to the Lender of (a) all documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional locations at which inventory or equipment shall be kept, such Grantor shall not do any of the following:

(i)                                     permit any inventory or equipment to be kept at a location other than those listed on Schedule 4, except for inventory or equipment in transit;

(ii)                                  change its jurisdiction of organization or its location, in each case from that referred to in Section 4.3; or

(iii)                               change its legal name or organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

Section 5.3                                    Pledged Collateral.  (a)  Delivery of Pledged Collateral.  Such Grantor shall deliver to the Lender, in suitable form for transfer and in form and substance satisfactory to the Lender, (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments and (C) if certificated, all certificates and instruments evidencing Pledged Investment Property.

(b)                                 Event of Default.  During the continuance of an Event of Default, the Lender shall have the right, at any time in its discretion and, upon notice to the Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

(c)                                  Cash Distributions with respect to Pledged Collateral.  Except as provided in Article VI, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

(d)                                 Voting Rights.  Except as provided in Article VI, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral or be inconsistent with or result in any violation of any provision of any Loan Document.

Section 5.4                                    Accounts.  (a)  Such Grantor shall not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any account, (ii) compromise or settle any account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any account, (iv) allow any credit or discount on any account or (v) amend, supplement or modify any account in any manner that could adversely affect the value thereof.

(b)                                 So long as an Event of Default has occurred and is continuing, the Lender shall have the right to make test verifications of the accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Lender may reasonably require in connection therewith.  At any time and from time to time, upon the Lender’s request, such Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances-for, the accounts; provided, however, that unless an Event of Default shall be continuing, the Lender shall request no more than four such reports during any calendar year.

Section 5.5                                    Commodity Contracts.  Such Grantor shall not have any commodity contract having a value in excess of $50,000 other than with a Person approved by the Lender and subject to a Control Agreement.

Section 5.6                                    Delivery of Instruments Tangible Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.  (a)  If any amount in excess of $50,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than instruments and chattel paper issued in the ordinary course of business or such instrument delivered in accordance with Section 5.3(a) and in the possession of the Lender, such Grantor shall mark all such instruments and tangible chattel paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation” and, at the reasonable request of the Lender, shall immediately deliver such instrument or tangible chattel paper to the Lender, duly indorsed in a manner reasonably satisfactory to the Lender.

(b)                                 Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Lender.

(c)                                  If such Grantor is or becomes the beneficiary of a letter of credit that is (i) not a supporting obligation of any Collateral and (ii) in excess of $50,000, such Grantor shall promptly, and in any event within 2 Business Days after becoming a beneficiary, notify the Lender thereof and enter into a Contractual Obligation with the Lender, the issuer of such letter of credit or any nominated person with respect to the letter-of-credit rights under such letter of credit.  Such Contractual Obligation shall assign such letter-of-credit rights to the Lender and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC).  The provisions of the Contractual Obligation shall be in form and substance reasonably satisfactory to the Lender.

(d)                                 If any amount in excess of $50,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Lender control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

Section 5.7                                    Intellectual Property.  Together with the delivery of the audited financial statements required in Section 4.11 of the Credit Agreement, such Grantor shall provide the Lender notification of any changes in Schedule 6 for such Grantor and the short-form intellectual property agreements and assignments as described in this Section 5.7 and other documents that the Lender reasonably requests with respect thereto.

(a)                                 Such Grantor shall, except as otherwise deemed appropriate by such Grantor in accordance with its commercially reasonable business judgment (i) (1) continue’ to use each Trademark included in the Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends, in each case, required by applicable Requirements of Law, and (ii) not knowingly do any act whereby (w) the registration of any such Trademark that is included in the Material Intellectual Property becomes abandoned, (x) any Patent included in the Material Intellectual Property becomes forfeited, abandoned or dedicated to the public, (y) any registration of the Copyrights included in the Material Intellectual Property becomes invalidated or falls into the public domain or (z) any Trade Secret that is included in the Material Intellectual Property becomes publicly available or otherwise unprotectable.

(b)                                 Such Grantor shall notify the Lender promptly if it knows that any application or registration relating to any Material Intellectual Property has been withdrawn, or of any adverse determination by any Governmental Authority with respect to such Grantor’s registered Material Intellectual Property regarding the validity or enforceability or such Grantor’s ownership of, interest in, right to use, register, own or maintain such Material Intellectual Property (including the institution of, or any such determination in, any proceeding relating to the foregoing in any Applicable IP Office). Such Grantor shall take all actions that are necessary, except as otherwise deemed appropriate by such Grantor in accordance with its commercially reasonable business judgment, or reasonably requested by the Lender to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Material Intellectual Property.

(c)                                  Except as otherwise deemed appropriate by such Grantor in accordance with its commercially reasonable business judgment, or except as would not reasonably be expected to have a Material Adverse Effect, such Grantor shall not knowingly do any ad to infringe, misappropriate, or violate the Intellectual Property of any other Person.  In the event that any Material Intellectual Property of such Grantor is infringed, misappropriated, or violated by a third party, such Grantor shall, except as otherwise deemed appropriate by such Grantor in accordance with its commercially reasonable business judgment, take such action as it reasonably deems appropriate under the circumstances in response thereto, including promptly bringing suit and recovering all damages therefor.

(d)                                 Such Grantor shall execute and deliver to the Lender in form and substance reasonably acceptable to the Lender and suitable for filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all registered Material Intellectual Property of such Grantor.

Section 5.8                                    [Reserved].

Section 5.9                                    Notice of Commercial Tort Claims.  Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim (whether from another Person or because such commercial tort claim shall have come into existence), with an aggregate principal amount in excess of $50,000, (i) such Grantor shall, immediately upon such acquisition, deliver to the Lender, in each case in form and substance satisfactory to the Lender, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific description of such commercial tort claim, (ii) Section 3.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Lender, in each case in form and substance satisfactory to the Lender, any document, and take all other action, deemed by the Lender to be reasonably necessary or appropriate for the Lender to obtain a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims. Any supplement to Schedule 1 delivered pursuant to this Section 5.9 shall, after the receipt thereof by the Lender, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

Section 5.10                             Compliance with Credit Agreement.  Such Grantor agrees to comply with all covenants and other provisions applicable to it under the Credit Agreement and agrees to the same submission to jurisdiction as that agreed to by the Borrower in the Credit Agreement.

ARTICLE VI

REMEDIAL PROVISIONS

Section 6.1                                    Code and Other Remedies.  (a)  UCC Remedies.  During the continuance of an Event of Default, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.

(b)                                 Disposition of Collateral.  Without limiting the generality of the foregoing, the Lender may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Lender’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Sell, grant option or options to purchase and deliver any Collateral (enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Grantor agrees that ten (10) calendar Business Days’ notice of any sale or disposition shall be reasonable notice thereof.  The Lender shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Requirements of Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released.

(c)                                  Management of the Collateral.  Each Grantor further agrees, that, during the continuance of any Event of Default, (1) at the Lender’s request, it shall assemble the Collateral and make it available to the Lender at places that the Lender shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Lender also has the right to require that each Grantor store and keep any Collateral pending further action by the Lender and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Lender is able to Sell any Collateral, the Lender shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for. any other purpose deemed appropriate by the Lender and (iv) the Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Lender’s remedies with respect to such appointment without prior notice or hearing as to such appointment.  The Lender shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Lender.

(d)                                 Application of Proceeds.  The Lender shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating ‘to the Collateral or the rights of the Lender hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations as set forth in the Credit Agreement, and only after such application and after the -payment by the Lender of any other amount required by any Requirement of Law, need the Lender account for the surplus, if any, to any Grantor.

(e)                                  Direct Obligation.  Lender shall not be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Credit Party or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof.  All of the rights and remedies of the Lender under any Loan Document shall be cumulative, may be ,exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(f)                                   Commercially Reasonable.  To the extent that applicable Requirements of Law impose duties on the Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Lender to do any of the following:

(i)                                     fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Lender to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(ii)                                  fail to obtain Permits, or other consents, for access to any Collateral to Sell or for the collection or Sale of any Collateral, or, if not required by other Requirements of Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

(iii)                               fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

(iv)                              advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

(v)                                 exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Lender, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

(vi)                              dispose of assets in wholesale rather than retail markets;

(vii)                           disclaim disposition warranties, such as title, possession or quiet enjoyment; or

(viii)                        purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of any Collateral or to provide to the Lender a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1.  Without limitation upon the foregoing, nothing contained in this Section 6.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section 6.1.

(g)                                 Licenses.  For the purpose of enabling the Lender to exercise rights and remedies under this Section 6.1 during the continuance of an Event of Default (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, Sell or grant options to purchase any Collateral) at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants (provided that such Grantor has the right to grant such license) to the Lender (i) an irrevocable (until release or termination), nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof; provided that Lender (y) maintains a quality of the goods and services provided in connection with such Grantor’s Trademarks that is reasonable under the circumstances, and (z) maintains the confidentiality of such Grantor’s Trade Secrets in a manner that is reasonable under the circumstances, and (ii) an irrevocable (until release or termination) license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by such Grantor, which licenses in clauses (i) and (ii) shall automatically terminate upon the termination and release provided in Section 8.2.

Section 6.2                                    Accounts and Payments in Respect of General Intangibles.  (a)  In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Lender at any time during the continuance of an Event of Default under Sections 6.1(e), (f) or (g) or upon acceleration of the Loans under the Credit Agreement, any payment of accounts or payment in respect of general intangibles having an aggregate value in excess of $10,000, when collected by any Grantor, shall be promptly (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Lender, in a Cash Collateral Account, subject to withdrawal by the Lender as provided in Section 6.4. Until so turned over, such payment shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor.  Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)                                 At any time during the continuance of an Event of Default:

(i)                                     each Grantor shall, upon the Lender’s request, deliver to the Lender all original and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Lender and that payments in respect thereof shall be made directly to the Lender; and

(ii)                                  the Lender may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Lender’s satisfaction the existence, amount and terms of any account or amounts due under any general intangible.  In addition, the Lender may at any time enforce such Grantor’s rights against such account debtors and obligors of general intangibles.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Lender shall not have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by Lender of any payment relating thereto, nor shall Lender be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 6.3                                    Pledged Collateral.  (a)  Voting Rights.  During the continuance of an Event of Default, upon at least five (5) Business Days’ notice by the Lender to the relevant Grantor or Grantors, the Lender or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it; provided, however, that the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, further, that the foregoing provision shall not apply with respect to (and this clause (a) shall not be construed as a restriction of) any voting and/or consensual rights such Grantor is entitled to exercise in connection with the approval, payment and/or accrual of dividend, distribution or other payment permitted under Section 5.7 of the Credit Agreement.

(b)                                 Proxies.  In order to permit the Lender to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Lender an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) after the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon (x) the waiver of all Events of Default or (y) the payment in full of the Secured Obligations, at which time all such rights shall automatically revert to such Grantor; provided any waiver of an Event of Default shall not constitute a release of Lender’s rights under this Section to such proxy following the occurrence of any subsequent Event of Default; provided, further, that the foregoing provision shall not apply with respect to (and this clause (b) shall not be construed as a restriction of) any voting and/or consensual rights such Grantor is entitled to exercise in connection with the approval, payment and/or accrual of dividend, distribution or other payment permitted under Section 5.7 of the Credit Agreement.

(c)                                  Authorization of Issuers.  Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Lender in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Lender.

(d)                                 Return of Distributions.  Immediately following the waiver of all Events of Default, the Lender shall return to each Grantor all cash and funds that Lender has received pursuant to this Section 6.3 that such Grantor is otherwise entitled to retain pursuant to Section 5.7 of the Credit Agreement if such cash or funds have not been applied to repayment of the Secured Obligations in accordance with the Credit Agreement.

Section 6.4                                    Proceeds to be Turned over to and Held by Lender.  Unless otherwise expressly provided in the Credit Agreement or this Agreement during the continuation of an Event of Default under Sections 6.1(e), (f) or (g) of the Credit Agreement, or upon acceleration of the Loans under the Credit Agreement, all proceeds of any Collateral received by any Grantor hereunder in cash or Cash Equivalents shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to the Lender in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by the Lender in cash or Cash Equivalents shall, if required by Lender, be held by the Lender in a Cash Collateral Account.  All proceeds being held by the Lender in a Cash Collateral Account (or by such Grantor in trust for the Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 6.5                                    Certain Sales of Pledged Collateral.

(a)                                 Each Grantor recognizes that the Lender may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Lender shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

(b)                                 Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 6.5 valid and binding and in compliance with all applicable Requirements of Law.  Each Grantor further agrees that a breach of any covenant contained in this Section 6.5 will cause irreparable injury to the Lender that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 6.6                                    Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Lender to collect such deficiency.

ARTICLE VII

THE LENDER

Section 7.1                                    Lender’s Appointment as Attorney-in-Fact.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Lender and any Related Person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Lender and its Related Persons the power and right, on behalf of such

Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default shall be continuing:

(i)                                     in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender, for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property owned by or licensed to the Grantors, execute, deliver and have recorded any document that the Lender may reasonably request to evidence, effect, publicize or record the Lender’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv)                              execute, in connection with any sale provided for in Sections 6.1 and 6.5, any document to effect or otherwise necessary or appropriate in relation to evidence the Sale of any Collateral; or

(v)                                 (A) direct any party liable for any payment under •any Collateral to make payment of any moneys due or to become due thereunder directly to the Lender or as the Lender shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or • disputes and, in connection therewith, give such discharges or releases as the Lender may deem appropriate, (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors throughout the world on such terms and conditions and in such manner as the Lender shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (I-I) generally, Sell, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes and do, at the Lender’s option, at any time or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon any Collateral and the Lender’s security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do.

(b)                                 If any Grantor fails to perform or comply with any Contractual Obligation contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation.

(c)                                  The expenses of the Lender incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at the Default Rate set forth in the Credit Agreement, from the date of payment by the Lender to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Lender on demand.  The Lender shall use reasonable efforts to notify each Grantor of any actions taken pursuant to this Section 7.1.

(d)                                 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 7.2                                    Authorization to File Financing Statements.  Each Grantor authorizes the Lender and its Related Persons, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor”. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.  Such Grantor also hereby ratifies its authorization for the Lender to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof.

Section 7.3                                    Duty; Obligations and Liabilities.  (a) Duty of Lender.  The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Lender deals with similar property for its own account. The powers conferred. on the Lender hereunder are solely to protect the Lender’s interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Persons shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In addition, the Lender shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Lender in good faith.

(b)                                 Obligations and Liabilities with respect to Collateral.  Neither Lender nor any Related Person thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral.  The powers conferred on the Lender hereunder shall not impose any duty upon Lender to exercise any such powers.  The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

ARTICLE VIII

MISCELLANEOUS

Section 8.1                                    Reinstatement.  Each Grantor agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Lender to such Credit Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect, the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

Section 8.2                                    Release of Collateral.  (a)  If a release of any Collateral is permitted under Section 7.2 of the Credit Agreement, such Collateral shall be automatically released from the Lien created hereby to the extent provided under, and, subject to the terms and conditions set forth in Section 7.2 of the Credit Agreement, all rights, licenses, liens and interests of the Lender hereunder with respect to such Collateral shall be released without delivery of any instrument or performance of any act by any party, and all rights to such Collateral shall revert to the applicable Grantor. In connection therewith, the Lender, at the request of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release at the sole cost and expense of Grantor.  Following written notice to Lender, each applicable Grantor is hereby authorized to file UCC amendments and to make filings with the Applicable IP Office at such time evidencing the termination of the Liens so released.

(b)                                 When all the Obligations (other than contingent obligations) have been irrevocably paid in full and the commitment of the Lender to make ‘any RLOC Advances or otherwise provide credit to Borrower shall have expired, this Agreement shall automatically terminate and all rights, liens and interests of the Lender and the other Secured Parties hereunder with respect to such Collateral shall be released without delivery of any instrument or performance of any act by any party, and all rights to such Collateral shall revert to the applicable Grantor. In connection therewith, the Lender, at the request of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release at the sole cost and expense of Grantor.

(c)                                  At the request of Borrower, a Grantor shall be automatically released from its obligations hereunder in the event that all the Stock and Stock Equivalents of such Grantor shall be sold to any Person that is not an Affiliate of ZKI, the Borrower or the Subsidiaries of the Borrower in a transaction expressly permitted by the Loan Agreement.

Section 8.3                                    Independent Obligations.  The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations.  If any Secured Obligation or Guaranteed Obligation is not paid when due, or upon any Event of Default, the Lender may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Grantor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding.

Section 8.4                                    No Waiver by Course of Conduct.  Lender shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Lender would otherwise have on any future occasion.

Section 8.5                                    Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments, in substantially the form of Annex 1 and Annex 3, respectively, in each case duly executed by the Lender and each Grantor directly affected thereby.

Section 8.6                                    Additional Grantors; Additional Pledged Collateral.  If, at the option of the Borrower or as required pursuant to Section 4.18 of the Credit Agreement, the Borrower shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Lender a Joinder Agreement substantially in the form of Annex 2 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

Section 8.7                                    Notices.  All notices, requests and demands to or upon the Lender or any Grantor hereunder shall be effected in the manner provided for in Section 8.10 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in the Credit Agreement.

Section 8.8                                    Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of Lender and its successors and assigns; .provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

Section 8.9                                    Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  .Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 8.10                             Severability.  Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.

Section 8.11                             Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 8.12                             WAIVER OF JURY TRIAL.  EACH PARTY HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

ZOE’S KITCHEN USA, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S KITCHEN, INC., a Delaware corporation, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S KITCHEN HOLDING COMPANY, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S TEXAS, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S FLORIDA, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S LOUISIANA, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S ARIZONA, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S RESTAURANTS, L.L.C., an Alabama limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S RESTAURANTS NASHVILLE, LLC, a Delaware limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S KITCHEN TUSCALOOSA, LLC, An Alabama limited liability company, as Grantor

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/Todd V. Jones
	Name:	Todd V. Jones
	Title:	Authorized Signatory

ANNEX I
TO
GUARANTY AND SECURITY AGREEMENT

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of December 14, 2007, is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of December 14, 2007 by Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of General Electric Capital Corporation (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2, 4.5 and 4.10 of the Guaranty and Security Agreement is true and correct and as of the date hereof as if made on and as of such date,

[Signature Page Follows]

GRANTOR:

ZOE’S KITCHEN, INC., a Delaware corporation

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

Annex 1-A

PLEDGED STOCK

Name of Issuer: Zoe’s Kitchen USA, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

[SIGNATURE PAGE FOLLOWS]

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/Todd V. Jones
	Name:	Todd V. Jones
	Title:	Authorized Signatory

ANNEX I
TO
GUARANTY AND SECURITY AGREEMENT

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of December 14, 2007 is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of December 14, 2007 by Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”).  and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of General Electric Capital Corporation (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2, 4.5 and 4.10 of the Guaranty and Security Agreement is true and correct and as of the date hereof as if made on and as of such date.

[Signature Page Follows]

Grantor:

ZOE’S KITCHEN USA, LLC, a Delaware limited liability company

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

Annex 1-A

PLEDGED STOCK

(a)                                 Name of Issuer: Zoe’s Kitchen Holding Company, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

(b)                                 Name of Issuer: Zoe’s Texas, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(c)                                  Name of Issuer: Zoe’s Florida, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

(d)                                 Name of Issuer: Zoe’s Louisiana, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(e)                                  Name of Issuer: Zoe’s Arizona, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(f)                                   Name of Issuer: Zoe’s Restaurants, L.L.C.
Jurisdiction of Organization: Alabama
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any):  1
Percentage of Outstanding Interests in Issuer: 100%

(g)                                  Name of Issuer: Zoe’s Kitchen Tuscaloosa, LLC
Jurisdiction of Organization: Alabama
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100

Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

[SIGNATURE PAGE FOLLOWS]

ACKNOWLEDGED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/Todd V. Jones
	Name:	Todd V. Jones
	title:	Authorized Signatory

ANNEX 1
TO
GUARANTY AND SECURITY AGREEMENT

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of December 14, 2007 is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of December 14, 2007 by Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of General Electric Capital Corporation (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shalt be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2, 4.5 and 4.10 of the Guaranty and Security Agreement is true and correct and as of the date hereof as if made on and as of such date.

[Signature Page Follows]

Grantor:

ZOE’S RESTAURANTS, L.L.C., an Alabama limited liability company

By:	/s/Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

Annex 1-A

PLEDGED STOCK

Name of Issuer: Zoe’s Restaurants Nashville, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

[SIGNATURE PAGE FOLLOWS]

ACKNOWLEDGED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/Todd V. Jones
	Name:	Todd V. Jones
	title:	Authorized Signatory

ANNEX 2
TO
GUARANTY AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                             , 20  , is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of                                  , 20    , by [Name of Borrower] (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of the General Electric Capital Corporation, as lender (the “Guaranty and Security Agreement”).  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates and grants to the Lender a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Guaranty and Security Agreement.  By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Contract No.: 14727001

ACKNOWLEDGED AND AGREED
as of the date first above written:

[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION
as Lender

By:
Name:
Title:

ANNEX 3

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS [COPYRIGHT] [PATENT] [TRADEMARK].  SECURITY AGREEMENT, dated as of                                   , 20    , is made by each of the entities’ listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of General Electric Capital Corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of                               , 20     (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by the Borrower and Lender, the Lender has agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has agreed, pursuant to a Guaranty and Security Agreement of even date herewith in favor of the Lender (the “Guaranty and Security Agreement”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower; and

WHEREAS, all of the Grantors are party to the Guaranty and Security Agreement pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Lender as follows:

Section 2.              Defined Terms.  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

Section 3.              Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral.  Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Lender and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the following that are part of the Collateral of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”):

(a)           [all of its Copyrights and all IP Licenses providing for the grant by or to such  Grantor of any right under any Copyright, including, without limitation, those Copyright registrations and applications for registration referred to on Schedule 1 hereto;

(b)           all renewals, reversions and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Patents and all IP Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those registrations of, and applications for, Patents referred to on Schedule 1 hereto;

(b)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all-rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(d)           [all of its Trademarks and all IP Licenses providing for the grant by or to such Grantor of any right under any Trademark, including, without limitation, those Trademark registrations and applications for registration referred to on Schedule 1 hereto;

(e)           all renewals and extensions of the foregoing;

(f)            all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(g)           all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

Section 3.              Guaranty and Security Agreement.  The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in accordance with the security interest granted to the Lender pursuant to the Guaranty and Security Agreement and each party to this [Copyright] [Patent] [Trademark] Security Agreement hereby acknowledges and agrees that the rights and remedies of the other parties with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this [Copyright] [Patent] [Trademark] Security Agreement and the terms of the Guaranty and Security Agreement, the terms of the Guaranty and Security Agreement shall control.  Notwithstanding anything to the contrary in this [Copyright] [Patent] [Trademark] Security Agreement, this [Copyright] [Patent] [Trademark] Security Agreement shall not expand the rights, interests, or obligations of any party hereto that are set forth in the Guaranty and Security Agreement.

Section 4.              Grantor Remains Liable.  Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their [Copyrights] [Patents] [Trademarks] and IP Licenses subject to a security interest hereunder.

Section 8.13      Counterparts.  This [Copyright] [Patent] [Trademark] Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 1.           Governing Law.  This [Copyright] [Patent] [Trademark] Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR]
as Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

ACKNOWLEDGMENT OF GRANTOR

STATE OF	)
)ss.
COUNTY OF	)

On this       day of                        , 20     before me personally appeared,                                                     , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                               , who being by me duly sworn did  depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

SCHEDULE I
TO
[COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT

[Copyright] [Patent] [Trademark] Registrations

A.                                                                                    REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

B.                                                                                    [COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]

Schedule 1
Commercial Tort Claims

None

Schedule 2
Filings

1.                                      Zoe’s Kitchen, Inc.: File UCC-1 Financing Statement with the Secretary of State of Delaware.

2.                                      Zoe’s Kitchen USA, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

3.                                      Zoe’s Kitchen Holding Company, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

4.                                      Zoe’s Texas, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

5.                                      Zoe’s Florida, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

6.                                      Zoe’s Louisiana, LLC: File UCC- I Financing Statement with Secretary of State of Delaware.

7.                                      Zoe’s Arizona, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

8.                                      Zoe’s Restaurants, L.L.C.: File UCC-I Financing Statement with Secretary of State of Alabama.

9.                                      Zoe’s Restaurants Nashville, LLC: File UCC-1 Financing Statement with Secretary of State of Delaware.

10.                               Zoe’s Kitchen Tuscaloosa, LLC: File UCC-1 Financing Statement with Secretary of State of Alabama

Schedule 3
Jurisdiction of Organization; Chief Executive Office

1.                                      Zoe’s Kitchen, Inc.:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: c/o Brentwood Associates Private Equity IV, L.P., 11150 Santa Monica Blvd., Suite 1200, Los Angeles, CA 90025.

(c)                                  Organizational identification no: 4434270.

2.                                      Zoe’s Kitchen USA, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 3823641.

3.                                      Zoe’s Kitchen Holding Company, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 3558469.

4.                                      Zoe’s Texas, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no, 4031671.

5.                                      Zoe’s Florida, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 3996507.

6.                                      Zoe’s Louisiana, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 3917111.

7.                                      Zoe’s Arizona, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 4430187.

8.                                      Zoe’s Restaurants, L.L.C.:

(a)                                 Jurisdiction of Organization: State of Alabama.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no: N/A (no organizational IDs in Alabama).

9.                                      Zoe’s Restaurants Nashville, LLC:

(a)                                 Jurisdiction of Organization: State of Delaware.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. 3479523.

10.                               Zoe’s Kitchen Tuscaloosa, LLC:

(a)                                 Jurisdiction of Organization: State of Alabama.

(b)                                 Chief Executive Office: 2901 2nd Ave S Ste 155, Birmingham, AL 35233.

(c)                                  Organizational identification no. N/A (no organizational IDs in Alabama).

Schedule 4
Location of Inventory and Equipment

1.	Zoe’s Kitchen, Inc.: N/A

2.	Zoe’s Kitchen USA, LLC: 2901 2nd Ave S Ste 155, Birmingham, AL 35233

3.	Zoe’s Kitchen Holding Company, LLC: N/A.

4.	Zoe’s Texas, LLC:	6800 Snider Plaza, University Park, TX 75202

5710 West Lovers Lane, Suite 108, Dallas, TX 75209

5.	Zoe’s Florida, LLC:	240 Highway Al A, Ponte Vedra Beach, FL 320821661

Riverside Avenue, Jacksonville, FL 32204

6.	Zoe’s Louisiana, LLC:	7415 Corporate Boulevard, Suite 950, Baton Rouge, LA 70809

7.	Zoe’s Arizona, LLC:	1641 East Camelback Road, Phoenix, AZ 85016

521 West McDowell, Phoenix, AZ 85003

8.	Zoe’s Restaurants, L.L.C.:	225 Country Club Park, Birmingham, AL 35213

1830 29th Ave S, Suite 115, Homewood, AL 35209

1819 5th Ave N., Birmingham, AL 35203

323 Summit Blvd, Birmingham, AL 35243

115 Grace Baker Rd. #B021, Birmingham, AL 35210

	Zoe’s Restaurants Nashville, LLC:	101 Creekside Crossing, Suite 1200, Brentwood, TN 37027

4015 Hillsboro Road, Suite 110, Nashville, TN 37215

115 Grace Baker Rd., #A028, Birmingham, AL 35210

	Zoe’s Kitchen Tuscaloosa, LLC:	312 Merchants Walk, Tuscaloosa, AL 35406

Schedule 5
Pledged Collateral

1.                                      Grantor: Zoe’s Kitchen, Inc.:

(a)                                 Name of Issuer: Zoe’s Kitchen USA, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

2.                                      Grantor: Zoe’s Kitchen USA, LLC:

(a)                                 Name of Issuer: Zoe’s Kitchen Holding Company, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

(b)                                 Name of Issuer: Zoe’s Texas, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(c)                                  Name of Issuer: Zoe’s Florida, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

(d)                                 Name of Issuer: Zoe’s Louisiana, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(e)                                  Name of Issuer: Zoe’s Arizona, LLC
Jurisdiction of Organization: Delaware
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): N/A
Certificate Number(s) (if any): N/A
Percentage of Outstanding Interests in Issuer: 100%

(f)                                   Name of Issuer: Zoe’s Restaurants, L.L.C.
Jurisdiction of Organization: Alabama

Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

(g)                                  Name of Issuer: Zoe’s Kitchen Tuscaloosa, LLC
Jurisdiction of Organization: Alabama
Type of Interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

3.                                      Grantor: Zoe’s Restaurants, L.L.C., an Alabama limited liability company

(a)                                 Name of Issuer: Zoe’s Restaurants Nashville, LLC
Jurisdiction of Organization: Delaware
Type of interest: Membership Interest
Number of Shares/Units (if applicable): 100
Certificate Number(s) (if any): 1
Percentage of Outstanding Interests in Issuer: 100%

Schedule 6
Intellectual Property

Trademarks

OWNER	TRADEMARK	SERIAL NO.	FILING DATE	REGISTRATION NO.	DATE OF REGISTRATION

Zoe’s Kitchen USA, LLC	ZOE’S KITCHEN	76/154679	10-23-2000	2,783,558	11-18-2003
Zoe’s Kitchen USA, LLC	EAT SMART. EAT FRESH.	76/492,522	02.26-2003	2,921,237	01-25.2005

Internet Domain Names

Owner	Domain Name

Zoe’s Kitchen USA, LLC	zoeskitchen.com
Zoe’s Kitchen USA, LLC	zoeskitchencorporate.com
Zoe’s Kitchen USA, LLC	addictivefood.com
Zoe’s Kitchen USA, LLC	johncassimus.com
Zoe’s Kitchen USA, LLC	eatsmarteatfresh.com
Zoe’s Kitchen USA, LLC	babyburger.com